UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

Battalion Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	BATL	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Battalion Oil Corporation (the “Company”) held its annual meeting of stockholders on May 18, 2020 and the Company’s stockholders voted on four proposals.

The first proposal was the election of four individuals to serve as Group I directors of the Company until the 2021 annual meeting of stockholders, and until their successors are elected and qualified or until their earlier death, resignation or removal. The election of the four directors was approved as follows:

Proposal 1 —
Nominees for Directors	Votes For	Withheld	Broker Non-Votes
Scott H. Germann	13,946,026	629,944	682,689
Gregory S. Hinds	13,946,029	629,941	682,689
Richard H. Little	14,564,820	11,150	682,689
William L. Transier	13,942,266	633,704	682,689

The Company’s board of directors after the meeting include Jonathan D. Barrett, David Chang, Scott H. Germann, Gregory S. Hinds, Allen Li, Richard H. Little and William L. Transier.

The second proposal was the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved as follows:

			Broker Non-
Proposal 2	Votes For	Votes Against	Votes	Abstentions
Advisory vote on executive compensation	14,460,336	11,119	682,689	104,515

The third proposal was a non-binding advisory vote on the stockholders’ preference as to how frequently the Company should seek future advisory votes on the compensation of the Company’s named executive officers. The frequency on which the Company should seek future advisory votes on the compensation of the Company’s named executive officers was approved as follows:

Proposal 3	1 Year	2 Years	3 Years	Abstentions
Frequency of advisory vote on executive compensation	14,336,203	1,038	135,860	102,869

Based upon the results of the stockholder vote on Proposal 3, the Company intends to submit to its stockholders a non-binding advisory vote on executive compensation at its annual meeting every year until the next advisory vote on the frequency of stockholder voting on executive compensation.

The fourth proposal was the ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020. The ratification of the appointment of Deloitte & Touche LLP was approved as follows:

Proposal 4	Votes For	Votes Against	Abstentions
Ratification of Deloitte & Touche LLP	8,388,207	5,391,694	1,478,758

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Battalion Oil Corporation

May 22, 2020	By:	/s/ Richard H. Little
	Name:	Richard H. Little
	Title:	Chief Executive Officer